UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2010

A.O. Smith Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-475	36-0619790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Milwaukee, Wisconsin	53224-9508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 359-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 13, 2010, A. O. Smith Corporation (the “Company”) issued a news release announcing that it had signed an agreement to sell its Electrical Products Company business to Regal Beloit Corporation. The Company will hold a conference call to discuss this sale at 11:00 a.m. (Eastern Daylight Time) on Monday, December 13, 2010. A copy of the Company’s news release and the conference call presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is being filed herewith:

99.1	News Release of A. O. Smith Corporation, dated December 13, 2010.

99.2	A. O. Smith Corporation Presentation of December 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: December 13, 2010	By:	/S/ JAMES F. STERN
James F. Stern
Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated December 13, 2010

Exhibit No.	Description

(99.1)	News Release of A. O. Smith Corporation dated December 13, 2010.

(99.2)	A. O. Smith Corporation Presentation of December 13, 2010.